LETTER TO THE SHAREHOLDERS OF THE JPM PIERPONT EMERGING MARKETS EQUITY FUND

June 2, 1997

Dear Shareholder:

It has been a dynamic six months for global emerging markets. Asia, the largest emerging market region, has seen dramatically varying results among different countries. While some markets there have prospered, many have struggled. Meanwhile, all of the Latin American countries in which we invest have benefited from currency stabilization and falling inflation and interest rates, resulting in strong returns throughout the region. In Eastern Europe, the youngest emerging market region, the rapid pace of free market reforms is creating selective opportunities for investment.

We are happy to report that for the six months ended April 30, 1997, The JPM Pierpont Emerging Markets Equity Fund recorded a 12.37% gain. Success in the Fund's country allocation decisions enabled it to outperform its benchmark,* which returned 11.02% for the period. However, the Fund lagged the Lipper Emerging Markets Fund Average, which posted a 14.60% return for the six-month period.

The Fund's net asset value increased from $10.18 per share to $11.37 per share after paying an income dividend of $0.06 per share during the period. The Fund's net assets totaled $58.0 million on April 30, 1997, while the total net assets of the Emerging Markets Equity Portfolio, in which the Fund invests, totaled $949.0 million.

Included in this report is a Q&A with Alejandro Baez-Sacasa, a member of the Fund's portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead. We hope you find it informative.

As always, we welcome your comments, questions, or any suggestions on how we can further improve your financial reports. Please call J.P. Morgan Funds Services, toll free, at (800) 521-5411.

Sincerely yours,

/s/ Evelyn E. Guernsey

Evelyn E. Guernsey
J.P. Morgan Funds Services

* International Finance Corporation (IFC) Global Index Adjusted for limited-access countries (capped weights of 5% in Chile, India, Korea and Taiwan, and 15% in Malaysia through August 31, 1993, from September 1, 1993 forward Malaysia not capped) through December 31, 1994. From January 1, 1995 through December 31, 1995 IFC Investable Index (excluding South Africa starting April 1, 1995). MSCI Emerging Markets Free (gross dividends) beginning January 1, 1996.

-------------------------------------------------------------------------------

TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . .  1         FUND FACTS AND HIGHLIGHTS. . . .  7

FUND PERFORMANCE . . . . . . . .  2         SPECIAL FUND-BASED SERVICES. . .  8

PORTFOLIO MANAGER Q&A. . . . . .  3         FINANCIAL STATEMENTS . . . . . . 10

-------------------------------------------------------------------------------

FUND PERFORMANCE


EXAMINING PERFORMANCE
One way to evaluate a mutual fund's historical performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



PERFORMANCE                                  TOTAL RETURNS       AVERAGE ANNUAL TOTAL RETURN
                                             ----------------   -------------------------------
                                             THREE     SIX       ONE       THREE     SINCE
AS OF APRIL 30, 1997                         MONTHS    MONTHS    YEAR      YEARS     INCEPTION*
-------------------------------------------------------------   -------------------------------
The JPM Pierpont Emerging
  Markets Equity Fund                        1.88%    12.37%     6.71%     2.48%     3.97%

Emerging Markets Benchmark**                 1.75%    11.02%     4.37%     1.68%     1.88%

Lipper Emerging Markets Fund Average         2.18%    14.60%     9.25%     3.26%     3.32%

AS OF MARCH 31, 1997
-------------------------------------------------------------   -------------------------------
The JPM Pierpont Emerging
  Markets Equity Fund                       10.76%     9.84%    10.79%     1.58%     4.23%

Emerging Markets Benchmark**                 8.50%     7.86%     8.35%     0.97%     1.87%

Lipper Emerging Markets Fund Average         9.62%    11.07%    13.15%     2.15%     3.63%


*11/15/93 -- COMMENCEMENT OF OPERATIONS (AVERAGE ANNUAL TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION). THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 11/15/93 IS 4.68%.

**INTERNATIONAL FINANCE CORPORATION (IFC) GLOBAL INDEX ADJUSTED FOR LIMITED-ACCESS COUNTRIES (CAPPED WEIGHTS OF 5% IN CHILE, INDIA, KOREA AND TAIWAN, AND 15% IN MALAYSIA THROUGH AUGUST 31, 1993, FROM SEPTEMBER 1, 1993 FORWARD MALAYSIA NOT CAPPED) THROUGH DECEMBER 31, 1994. FROM JANUARY 1, 1995 THROUGH DECEMBER 31, 1995 IFC INVESTABLE INDEX (EXCLUDING SOUTH AFRICA STARTING APRIL 1, 1995). MSCI EMERGING MARKETS FREE (GROSS DIVIDENDS) BEGINNING JANUARY 1, 1996. THE JPM PIERPONT EMERGING MARKETS EQUITY FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE EMERGING MARKETS EQUITY PORTFOLIO, A SEPARATELY REGISTERED INVESTMENT COMPANY WHICH IS NOT AVAILABLE TO THE PUBLIC BUT ONLY TO OTHER COLLECTIVE INVESTMENT VEHICLES SUCH AS THE FUND.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. ALL RETURNS ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA. ALTHOUGH GATHERED FROM RELIABLE SOURCES, DATA ACCURACY AND COMPLETENESS CANNOT BE GUARANTEED.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with ALEJANDRO BAEZ-SACASA, a member of the portfolio management team for The Emerging Markets Equity Portfolio in which the Fund invests. Alejandro joined Morgan Private Banking in 1982. Before moving to the Emerging Markets equities team in 1995, he spent ten years managing international balanced portfolios for private clients. This interview was conducted May 30, 1997 and reflects Alejandro's views on that date.


LATIN AMERICAN EQUITY MARKETS HAVE SURGED DURING THE LAST SIX MONTHS. WHAT ARE THE MAIN REASONS BEHIND THE REGION'S RECENT PROSPERITY?

AB: The main reasons for Latin America's recent economic prosperity are rooted in the structural economic reforms that governments in the region have undertaken. These include the privatization of state-owned enterprises, improved fiscal discipline, tariff reductions, and measures to redirect these economies from an import-substitution strategy to an export-oriented strategy. The result of these structural changes has been a trend toward the normalization of the region's economic environment, with inflation and the cost of capital declining substantially.

  At the company level, we have witnessed a great deal of restructuring, resulting in lower operating costs and greater efficiency. As economic growth accelerates, corporate bottom lines are improving. We are expecting corporate earnings growth in Latin America to be the strongest of all the regions in the emerging markets universe this year, making these markets attractive to investors.

EASTERN EUROPEAN MARKETS HAVE ALSO APPRECIATED SIGNIFICANTLY OVER THE REPORTING PERIOD. WHAT DYNAMICS ARE DRIVING THE EQUITY MARKETS THERE?

AB: Some of the same elements that are present in Latin America are also present in Eastern Europe. We have seen an acceleration of economic growth, a reduction of inflation, and in general, a strong trend in corporate earnings growth. One advantage that Eastern Europe has is its well-educated labor pool, which has attracted foreign capital, primarily from Germany. We have also seen a great deal of interest by investors to capture the attractive equity valuations present in these markets, despite political uncertainties that remain in markets such as Russia. We estimate that Eastern European markets still sell at less than 12 times 1997 prospective earnings.

PERFORMANCE FROM EMERGING ASIAN MARKETS HAS BEEN MIXED, RESULTING IN FLAT PERFORMANCE OVERALL. WHAT ARE SOME OF THE ISSUES THAT HAVE MOVED THESE MARKETS IN DIFFERENT DIRECTIONS? IS IT TYPICAL TO HAVE SUCH VARIED CONDITIONS AMONG MARKETS IN THE SAME REGION?

AB: Indeed, some large markets in Asia have provided investors with significant returns, while others have been disappointing. In the first category we can find markets such as Taiwan, which has rewarded investors handsomely, with the central bank providing ample liquidity and the political tensions with China subsiding.

On the other hand, we have markets such as Korea and Thailand, which have been affected by political uncertainty, the global electronics slowdown, and their central banks' policy of high interest rates. The high interest rates were originally intended to slow down their economies. Now, in the case of Thailand, the high interest rates are in place to maintain currency stability. Over the last year or so, the Portfolio has been underweighted in Korea and Thailand. As their markets have fallen, value has started to reappear and we have recently moved the Portfolio to an overweighting in Korea and are working our way towards a small Portfolio overweighting in Thailand.

  It's not unusual to have different markets moving in different directions, as the intra-regional correlations are still quite modest. For example, the correlation between Korea and Taiwan is 0.2, and the correlation between Malaysia and India is only 0.1. (A 1.0 would indicate a perfect correlation, a -1.0 would indicate a perfect negative correlation, a 0.0 would indicate no correlation at all.) This works to an investor's advantage, as it promotes risk diversification.

THE PORTFOLIO DOES NOT CURRENTLY INVEST IN HONG KONG BECAUSE IT IS CONSIDERED A DEVELOPED MARKET. IT DOES, HOWEVER, INVEST IN CHINA, WHICH IS CONSIDERED AN EMERGING MARKET. WHEN HONG KONG REVERTS TO CHINESE RULE IN JULY, HOW WILL THIS BE TREATED BY THE MARKET INDICES AND THE FUND?

AB: Before answering this question, it may be interesting to discuss the types of publicly traded equity investments the Portfolio has made in China. Two types, known as "red chips" and "H" shares, are stocks that actually trade on the Hong Kong stock exchange but which provide investment exposure to companies which have the majority of their assets and operations located in China. The Portfolio also invests in "B" shares, which are China based companies that trade in China (on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange).

  Now to answer the question. One of the major benchmark providers has indicated that the Hong Kong Index will continue to be included in its Index of developed markets post handover. With regard to the emerging markets universe, we expect that the Chinese-backed companies will accelerate the trend that we have witnessed already: more companies will be listed on the Hong Kong Stock Exchange to take advantage of the second-most liquid market in Asia. This may eventually lead to higher correlation between the two markets (China and Hong
Kong) depending on how much direct Chinese exposure there is in Hong Kong's market. During the transition, it is important to keep in mind that Hong Kong's monetary policy continues to be tied to the U.S. by its currency board system which means that external, non-China forces will continue to be important and will constrain the correlation between Hong Kong and China in the short term.

MANY EMERGING ECONOMIES HAVE CURRENCIES THAT ARE LINKED TO, OR MANAGED AGAINST, THE U.S. DOLLAR. WHAT DOES THIS MEAN FOR THE FUND?

AB: As more countries in our universe link their currency to the investor's reference currency, the risk of sudden shocks should be reduced, but not completely eliminated. Currency risk is still an integral part of investing in emerging markets. The good news is that as inflation differentials contract between the U.S. and the emerging economies, the risks for sudden shocks occasioned by currency depreciation and/or devaluation are reduced.

SOUTH AFRICA HAS REBOUNDED SHARPLY FROM A DISMAL SHOWING LAST YEAR. WHAT HAS BEEN FUELING ITS RECOVERY?

AB: The rally has been fueled by the decline in interest rates witnessed since the beginning of the year, and the strength of the South African rand. About half of this year's rally (in U.S. dollar terms) has been the strengthening of the rand. As you may recall, the rand depreciated sharply last year -- by 22%. Foreign investors were attracted by high bond yields and the perceived lower risk of an already depreciated currency. This combination has provoked a lowering of bond yields, making South African stocks more attractive. We still believe that the valuations in South African stocks are not compelling, and that political risks, namely the transition of power from Nelson Mandela to the ANC leader designate, may eventually come back to the forefront. This, combined with an expected GDP growth of only 2.4% for this year, makes this market relatively unattractive to us, and we have underweighted the Fund's portfolio accordingly.

HAVE THERE BEEN ANY GLOBAL FACTORS THAT HAVE HELPED EMERGING MARKETS PERFORM WELL AS A WHOLE?

AB: Yes. There is ample world liquidity at the moment, and modest inflation worldwide. Although the Federal Reserve has started to increase rates slightly, the environment continues to be quite beneficial for all financial assets -- particularly emerging markets. On a relative basis, emerging markets equities are trading at a modest discount to their historical five-year price-to-earnings average, whereas other asset classes, such as U.S. equities, are trading above their historical five-year averages. We believe that global investors are starting to recognize the major structural trends that are present in emerging markets, such as declining inflation, fiscal discipline, lower interest rates, and increased capital inflows.

HAVE RECENT CHANGES IN U.S. INTEREST RATES AFFECTED GLOBAL EMERGING MARKETS?

AB: We do believe that a significant increase in U.S. interest rates would have an impact on emerging equity markets. The markets that would be affected the most would be those of Latin America. However, during the recent increase in U.S. interest rates in March, the affect on the Latin American markets was quite modest. After a small correction, the markets continued to move higher. We believe this is due to Latin American economies being in better balance today than they were in 1994. They have less dependency on short-term flows, as their current account deficits are closer to manageable levels; in some cases, such as Argentina and Mexico, they have refinanced a substantial part of their financial needs for this year, making them less dependent in the short-term on U.S. interest rates.

DURING THE SIX-MONTH REPORTING PERIOD, THE FUND HAS HANDILY BEATEN ITS BENCHMARK. WHAT CONTRIBUTED TO THIS OUTPERFORMANCE?

AB: The Fund outperformed on the basis of country allocation. The Fund benefited from overweightings in Argentina, Russia, Greece, Hungary, China, and Venezuela, and from underweightings in India and Korea. Country allocation was strong enough to offset weakness in stock selection, as value disciplines continued to show difficulty in the post-Mexican devaluation environment. In this setting, investors have displayed a preference for stocks that have liquidity and sound balance sheets, albeit at a premium price, over value opportunities.

ALSO DURING THAT PERIOD, THE FUND'S PERFORMANCE WAS BELOW THAT OF THE LIPPER EMERGING MARKETS FUND AVERAGE. WHY?

AB: The Lipper Emerging Markets Fund Average includes 133 funds, representing a variety of management styles and approaches, many of which are less structured than ours and may make larger concentrations in specific countries and industry sectors. As a result, the performance of these funds may have large swings, often looking impressive in the short term. The JPM Pierpont Emerging Markets Equity Fund's goal is to outperform the MSCI Emerging Markets Free benchmark. If we continue to be successful in doing that, we believe this Fund should be able to deliver investors a return that will exceed the Lipper Average in the long run. Lending support to that statement, this Fund has outperformed the Lipper Emerging Markets Fund Average for the inception-to-date period, which is slightly longer than three years.

WHAT WOULD BE A GOOD EXAMPLE OF A STOCK IN THE PORTFOLIO THAT HELPED THE FUND OUTPERFORM?

AB: A good example of strong stock selection can be found in Mexico, where our stock selection discipline helped the Fund's performance. One of the core holdings in the Mexican portion of the Portfolio is a stock called FOMENTO ECONOMICO MEXICANO, S.A., or FEMSA. FEMSA is engaged in the production and distribution of beer and soft drinks, as well as in the production of packaging materials mainly used by the bottled beverage industry. FEMSA is one of the leading Mexican companies in beer production. In 1993, FEMSA joined its soft drink business with the Coca-Cola Company to operate Coca-Cola FEMSA. The company is the leader in its respective markets: beer, cola and flavoured soft drinks, mineral waters, and packaging. During the six months under review, the stock outperformed the local market by 32%.

IF U.S. EQUITY PRICES WERE TO EXPERIENCE A SETBACK, WOULD THIS HAVE A NEGATIVE EFFECT ON EMERGING MARKETS, PARTICULARLY THOSE THAT HAVE RECENTLY CLIMBED TO NEW HIGHS?

AB: The correlation of the U.S. equity market and the emerging markets has been quite modest at approximately 0.4. However, we believe that any sharp correction in U.S. equities caused by some unforeseen event would have a significant impact on emerging markets, especially if this correction is interest-rate driven. If a correction in the U.S. market was orderly, then we believe this might give time for investors to look for alternative investment opportunities. A likely area of focus and asset allocation will be emerging markets, an asset class that is attractively valued and has underperformed other asset classes over the last two and a half years.

LOOKING AHEAD, WHERE DO YOU SEE THE BEST OPPORTUNITIES FOR THE FUND?

AB: We believe the best opportunities still lie in Latin America and Eastern Europe. The Fund is overweighted in both regions. It is still underweighted in South Africa and Asia (primarily Malaysia and Taiwan). More recently, as value has started to reappear in certain Asian markets such as Korea and Thailand, we are starting to allocate resources to these two markets.

FUND FACTS


INVESTMENT OBJECTIVE
The JPM Pierpont Emerging Markets Equity Fund seeks to provide a high total return from a portfolio of equity securities of companies in emerging markets. It is designed for long-term investors who want to diversify their investments by adding exposure to the rapidly growing emerging markets. As an international investment, the Fund is subject to foreign market, political, and currency risk.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
11/15/93

--------------------------------------------------------------------------------
NET ASSETS AS OF 4/30/97
$58,021,976

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97


EXPENSE RATIO
The Fund's current annualized expense ratio of 1.65% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1997

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

    ASIA  41.1%
    LATIN AMERICA  34.7%
    EUROPE  15.6%
    AFRICA/MIDDLE EAST  8.6%


LARGEST HOLDINGS
(PERCENTAGE OF TOTAL INVESTMENTS)

TELECOMUNICACOES BRASILEIRAS SA (BRAZIL)     2.2%

TELEFONOS DE MEXICO SA DE CV                 2.2%
  (ADR) (MEXICO)

RELIANCE INDUSTRIAL INFRASTRUCTURE LTD.      1.6%
  (GDR) (INDIA)

PETROLEO BRASILEIRO SA (PREFERRED) (BRAZIL)  1.6%

ITC LTD. (GDR) (INDIA)                       1.4%

YPF SOCIEDAD ANONIMA                         1.4%
  (SPON. ADR) (ARGENTINA)

COMPANHIA ENERGETICA DE MINAS                1.3%
  GERAIS SA (ADR) (PREFERRED) (BRAZIL)

ROSTELEKOM (RDC) (RUSSIA)                    1.2%

MACRONIX INTERNATIONAL CO LTD.               1.2%
  (ADR) (TAIWAN)

TELEFONICA DE ARGENTINA (ADR) (ARGENTINA)    1.2%

SPECIAL FUND-BASED SERVICES


PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:


- create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

- make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

- make investments through The JPM Pierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPM Pierpont Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.


KEOGH
In early 1995, Morgan introduced a Keogh program for its clients. Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR OF THE JPM PIERPONT EMERGING MARKETS EQUITY FUND (THE "FUND").

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees, assume the reinvestment of Fund distributions. The Fund invests all of its investable assets in The Emerging Markets Equity Portfolio, a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The Emerging Markets Equity
  Portfolio ("Portfolio"), at value                $58,032,166
Deferred Organization Expenses                          13,535
Receivable for Shares of Beneficial Interest Sold       12,956
Prepaid Trustees' Fees                                     208
Prepaid Expenses and Other Assets                        9,111
                                                   -----------
    Total Assets                                    58,067,976
                                                   -----------

LIABILITIES
Shareholder Servicing Fee Payable                       12,124
Administrative Services Fee Payable                      1,507
Administration Fee Payable                                 206
Fund Services Fee Payable                                   37
Accrued Expenses                                        32,126
                                                   -----------
    Total Liabilities                                   46,000
                                                   -----------
NET ASSETS
Applicable to 5,103,792 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $58,021,976
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $11.37
                                                         -----
                                                         -----

ANALYSIS OF NET ASSETS
Paid-in Capital                                    $57,158,414
Distributions in Excess of Net Investment Income      (117,364)
Accumulated Net Realized Loss on Investment and
  Foreign Currency Transactions                     (4,190,844)
Net Unrealized Appreciation of Investment and
  Foreign Currency Translations                      5,171,770
                                                   -----------
    Net Assets                                     $58,021,976
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $50,861)                                $  511,776
Allocated Interest Income                                        98,917
Allocated Portfolio Expenses                                   (358,621)
                                                             ----------
    Net Investment Income Allocated from
      Portfolio                                                 252,072

FUND EXPENSES
Shareholder Servicing Fee                          $74,517
Transfer Agent Fees                                 19,686
Administrative Services Fee                          9,379
Printing Expenses                                    7,597
Registration Fees                                    7,006
Professional Fees                                    5,848
Amortization of Organization Expenses                4,351
Fund Services Fee                                    1,060
Administration Fee                                   1,020
Trustees' Fees and Expenses                            528
Insurance Expense                                      168
Miscellaneous                                        1,755
                                                   -------
    Total Fund Expenses                                         132,915
                                                             ----------
NET INVESTMENT INCOME                                           119,157

NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO              1,211,393

NET CHANGE IN UNREALIZED APPRECIATION OF
   INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                    5,495,010
                                                             ----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $6,825,560
                                                             ----------
                                                             ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      FOR THE SIX
                                                     MONTHS ENDED       FOR THE FISCAL
                                                    APRIL 30, 1997        YEAR ENDED
                                                      (UNAUDITED)      OCTOBER 31, 1996
                                                    ---------------   -------------------

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
Net Investment Income                                 $     119,157     $       401,114
Net Realized Gain (Loss) on Investment and Foreign
  Currency Transactions Allocated from Portfolio          1,211,393          (2,194,573)
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Translations
  Allocated from Portfolio                                5,495,010           5,503,869
                                                    ---------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                          6,825,560           3,710,410
                                                    ---------------   -------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (323,280)           (367,563)
                                                    ---------------   -------------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         15,675,780          38,600,103
Reinvestment of Dividends                                   265,307             302,123
Cost of Shares of Beneficial Interest Redeemed          (23,528,858)        (32,433,086)
                                                    ---------------   -------------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                      (7,587,771)          6,469,140
                                                    ---------------   -------------------
    Total Increase (Decrease) in Net Assets              (1,085,491)          9,811,987

NET ASSETS
Beginning of Period                                      59,107,467          49,295,480
                                                    ---------------   -------------------
End of Period (including distributions in excess
  of net investment income of $117,364 and
  undistributed net investment income of $86,759,
  respectively)                                       $  58,021,976     $    59,107,467
                                                    ---------------   -------------------
                                                    ---------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                  FOR THE FISCAL YEAR            FOR THE PERIOD
                                                           FOR THE                       ENDED                  NOVEMBER 15, 1993
                                                      SIX MONTHS ENDED                OCTOBER 31,               (COMMENCEMENT OF
                                                       APRIL 30, 1997       -------------------------------      OPERATIONS) TO
                                                         (UNAUDITED)             1996             1995          OCTOBER 31, 1994
                                                    ---------------------   --------------   --------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    10.18              $    9.65        $   12.43        $    10.00
                                                    ---------------------   --------------   --------------   ---------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income on Investment                            0.02                   0.08             0.05              0.02
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency                              1.23                   0.53            (2.66)             2.41
                                                    ---------------------   --------------   --------------   ---------------------
Total from Investment Operations                               1.25                   0.61            (2.61)             2.43
                                                    ---------------------   --------------   --------------   ---------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                         (0.06)                 (0.08)           (0.03)               --
Net Realized Gain                                                --                     --            (0.14)               --
                                                    ---------------------   --------------   --------------   ---------------------
Total Distributions to Shareholders                           (0.06)                 (0.08)           (0.17)               --
                                                    ---------------------   --------------   --------------   ---------------------

NET ASSET VALUE, END OF PERIOD                           $    11.37              $   10.18        $    9.65        $    12.43
                                                    ---------------------   --------------   --------------   ---------------------
                                                    ---------------------   --------------   --------------   ---------------------
Total Return                                                  12.37%                  6.31%          (21.15)%           24.30%(a)
                                                    ---------------------   --------------   --------------   ---------------------
                                                    ---------------------   --------------   --------------   ---------------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)                 $   58,022              $  59,107        $  49,295        $   53,431
Ratios to Average Net Assets
  Expenses                                                     1.65%(b)               1.69%            1.80%             1.84%(b)
  Net Investment Income                                        0.40%(b)               0.68%            0.55%             0.25%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                        --                     --               --              0.12%(b)

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Pierpont Emerging Markets Equity Fund (the "Fund") is a separate series of The JPM Pierpont Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on November 15, 1993. Prior to October 10, 1996, the Trust's and the Fund's name were The Pierpont Funds and The Pierpont Emerging Markets Equity Fund, respectively.

The Fund invests all of its investable assets in The Emerging Markets Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 6% at April 30, 1997). The performance of the fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements prepared in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

    d)The Fund incurred organization expenses in the amount of $43,837. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Fund. The Fund has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations.

    e)The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust, The JPM Institutional Funds, The JPM Advisor Funds, the Portfolio and the other portfolios in which the Trust, The JPM Institutional Funds and The JPM Advisor Funds invest (the "Master Portfolios"), JPM Series Trust and JPM Series Trust II. For the six months ended April 30, 1997, the fee for these services amounted to $1,020.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were liquidated. Subsequent to that date, the net assets of The JPM Advisor Funds are no longer included in the calculation of the allocation of FDI's fees.

    b)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of the aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the six months ended April 30, 1997, the fee for these services amounted to $9,379.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan. The agreement provided for the Fund to pay Morgan a fee for these services which was computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund. For six months ended April 30, 1997 the fee for these services amounted to $74,517.

      Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------
      Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $1,060 for the six months ended April 30, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The Trust, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $214.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                            FOR THE SIX
                                           MONTHS ENDED       FOR THE FISCAL
                                          APRIL 30, 1997        YEAR ENDED
                                            (UNAUDITED)      OCTOBER 31, 1996
                                          ---------------   -------------------
Shares sold.............................      1,429,836             3,833,546
Reinvestment of dividends and
 distributions..........................         25,934                31,373
Shares redeemed.........................     (2,158,036)           (3,167,481)
                                          ---------------   -------------------
Net Increase (Decrease).................       (702,266)              697,438
                                          ---------------   -------------------
                                          ---------------   -------------------

The Emerging Markets Equity Portfolio
Semi-Annual Report April 30, 1997
(unaudited)
(The following pages should be read in conjunction with The JPM Pierpont Emerging Markets Equity Fund
Semi-Annual Financial Statements)

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
COMMON STOCK (87.0%)
ARGENTINA (4.6%)
Astra Compania Argentina de Petroleo SA
  (Oil-Production)...............................      1,301,030   $   2,251,338
Banco Frances del Rio de la Plata SA (ADR)
  (Banking)......................................          4,707         142,975
Capex SA (Utilities).............................        379,700       3,759,959
Corcemar SA (Class B) (Building Materials)+......        494,492       3,091,339
Molinos Rio de la Plata SA (Food, Beverages &
  Tobacco).......................................        888,947       3,316,592
Perez Companc SA (Spon. ADR) (Oil-Services)......        258,700       4,166,053
Quilmes Industrial (Quinsa) (Registered) (Spon.
  ADR) (Food, Beverages & Tobacco)...............         93,850         868,112
Telefonica de Argentina (ADR)
  (Telecommunications)...........................        336,800      11,198,600
Transportadora de Gas del Sur SA (ADR)
  (Oil-Services).................................        193,100       2,413,750
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)...............................        468,100      12,931,262
                                                                   -------------
                                                                      44,139,980
                                                                   -------------

BRAZIL (6.1%)
Bompreco Supermercados Do Norde SA (GDR) (144A)
  (Food, Beverages & Tobacco)....................         40,900         920,250
Cia de Saneamento Basico de Sao Paulo SA
  (Water)+.......................................     48,200,000       9,517,273
Electrolux do Brasil SA (ADR) (Electric)+........        362,071       3,540,511
Makro Atacadista (Spon. GDS) (144A) (Retail)+....        360,000       4,725,000
Perdigao Commercio e Industrio SA (Food,
  Beverages & Tobacco)...........................     44,384,895          85,553
Santista Alimentos SA (Food, Beverages &
  Tobacco).......................................      3,632,500       8,709,475
Souza Cruz SA (Food, Beverages & Tobacco)........        638,600       5,163,849

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
BRAZIL (CONTINUED)
Telecomunicacoes Brasileiras SA
  (Telecommunication Services)...................    195,586,000      21,056,657
Votorantim Celulose e Papel SA (ADR) (Forest
  Products & Paper)..............................        302,850       3,861,337
                                                                   -------------
                                                                      57,579,905
                                                                   -------------

CHILE (4.3%)
Administradora de Fondos de Pensiones Provida SA
  (ADR) (Banking)................................        153,400       2,761,200
Banco Santander Chile (ADS) (Banking)............        244,500       3,912,000
Compania Cervecerias Unidas SA (ADR) (Food,
  Beverages & Tobacco)...........................        204,700       4,541,781
Compania de Telecomunicaciones de Chile SA (Spon.
  ADR) (Telecommunication Services)..............        329,125      10,655,422
Empresa Nacional de Electricidad SA (Spon. ADR)
  (Utilities)....................................        294,900       5,676,825
Enersis SA (ADR) (Utilities).....................        109,800       3,458,700
Madeco SA (Spon. ADR) (Construction & Housing)...        129,000       3,531,375
Sociedad Quimica y Minera de Chile SA (ADR)
  (Chemicals)....................................        106,746       6,324,700
                                                                   -------------
                                                                      40,862,003
                                                                   -------------

CHINA (0.9%)
Dongfang Electrical Machinery Co. (Electrical
  Equipment).....................................      3,200,000       1,053,376
Luoyang Glass Co. Ltd. (Series H) (Building
  Materials).....................................      3,574,000         668,984
Shanghai Erfangji Co. Ltd. (Series B) (Capital
  Goods)+........................................        177,320          33,336
Shanghai Tyre and Rubber Co. Ltd. (Series B)
  (Metals & Mining)..............................      3,229,990       2,021,974

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
CHINA (CONTINUED)
Tsingtao Brewery Co. Ltd. (Series B) (Food,
  Beverages & Tobacco)...........................      6,720,000   $   2,841,018
Yizheng Chemical Fibre Co. Ltd. (Series H)
  (Chemicals)....................................      7,702,000       1,511,265
                                                                   -------------
                                                                       8,129,953
                                                                   -------------

COLOMBIA (0.9%)
Banco de Colombia SA (GDR)(144A) (Banking).......        440,000       2,530,000
Banco Ganadero SA (ADR) (Banking)................         53,000       1,464,125
Banco Industrial Colombiano SA (ADR) (Banking)...         30,400         551,000
Cementos Diamante SA (ADR) (Building
  Materials).....................................        251,900       3,684,037
Corporacion Financiera Del Valle SA (ADR) (144A)
  (Banking)......................................         20,678          75,474
                                                                   -------------
                                                                       8,304,636
                                                                   -------------

CROATIA (0.4%)
Pliva D.D. (GDS) (Pharmaceuticals)+..............        213,860       3,507,304
                                                                   -------------

CZECH REPUBLIC (1.6%)
Central European Media Entertainment Ltd.
  (Entertainment, Leisure & Media)+..............        123,000       3,520,875
Cokoladovny Praha (Food, Beverages & Tobacco)+...         36,100       4,432,310
Elektrarny Opatovice AS (Telecommunications)+....         30,500       4,298,576
SPT Telecom AS (Telecommunications)+.............         21,490       2,270,509
Synthesia AS (Chemicals)+........................         63,000         358,744
                                                                   -------------
                                                                      14,881,014
                                                                   -------------

ECUADOR (0.2%)
La Cemento Nacional CA (GDS) (144A) (Building
  Materials).....................................         10,240       2,099,200
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

EGYPT (0.4%)
Commercial International Bank of Egypt (GDR)
  (144A) (Banking)+..............................        170,550   $   3,837,375
                                                                   -------------

GABON (0.4%)
Elf Gabon SA (Oil-Production)....................         12,500       3,683,794
                                                                   -------------

GHANA (0.3%)
Guiness Ghana Ltd. (Food, Beverages &
  Tobacco)+......................................      1,845,745         341,310
Pioneer Tobacco Co. (Food, Beverages &
  Tobacco)+......................................      2,848,800         306,927
Social Security Bank Ltd. (Banking)+.............      3,548,903       2,334,571
Unilever Ghana Ltd. (Food, Beverages &
  Tobacco).......................................        450,000         198,359
                                                                   -------------
                                                                       3,181,167
                                                                   -------------

GREECE (2.8%)
Ergo Bank SA (Banking)...........................         61,380       4,045,586
Hellenic Bottling Co. SA (Food, Beverages &
  Tobacco).......................................        235,602       7,652,975
Hellenic Sugar Industry SA (Food, Beverages &
  Tobacco).......................................        318,450       2,164,909
Michaniki SA (Building Materials)................        126,720       1,149,403
National Mortgage Bank of Greece (Banking).......         96,396       6,469,154
Titan Cement Co. SA (Registered) (Building
  Materials).....................................         66,000       5,290,653
                                                                   -------------
                                                                      26,772,680
                                                                   -------------

HONG KONG (1.9%)
Citic Pacific Ltd. (Multi - Industry)............        644,000       3,483,320
Concord Land Development Co. Ltd. (Real
  Estate)........................................        202,400         128,680
Guangdong Investment Ltd. (Multi - Industry).....      3,192,190       2,987,585

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
HONG KONG (CONTINUED)
Pacific Concord Holdings Ltd. (Transport &
  Services)......................................     10,120,000   $   4,964,295
Yue Yuen Industrial Holdings Ltd. (Retail).......      2,974,000       6,584,132
                                                                   -------------
                                                                      18,148,012
                                                                   -------------
HUNGARY (1.6%)
Borsodchem RT (Chemicals)+.......................        108,300       3,945,084
Magyar Olaj ES Gas (Natural Gas).................        460,200       8,407,147
Polifarb Cieszyn SA (Chemicals)..................        297,826       1,676,129
Zalakeramia RT (Building Materials)..............         27,340       1,206,882
                                                                   -------------
                                                                      15,235,242
                                                                   -------------

INDIA (6.6%)
Bajaj Auto Ltd. (GDR) (Automotive)...............        156,200       5,131,170
EIH Ltd. (GDR) (Restaurants & Hotels)+...........        502,050       8,218,558
Hindalco Industries Ltd. (GDR) (Metals &
  Mining)+.......................................        130,150       4,212,956
Hindustan Development Corp. (GDR) (144A) (Multi -
  Industry)......................................      1,000,000         400,000
ITC Ltd. (GDR) (Food, Beverages & Tobacco).......        951,800      13,082,491
Larsen & Toubro Ltd. (GDR) (Diversified
  Manufacturing).................................        449,000       6,371,310
Raymond Ltd. (GDR) (Textiles)....................        204,150         791,082
Reliance Industrial Infrastructure Ltd. (GDR)
  (Chemicals)....................................        788,200      15,464,484
Shiram Industrial Enterprises Ltd. (GDR) (144A)
  (Multi - Industry)+............................        258,000         258,000
Shriram Industrial Enterprises Ltd. (GDR) (Multi
  - Industry)+...................................        246,900         246,900
Steel Authority of India Ltd. (GDR) (Metals &
  Mining)........................................        495,400       4,396,675
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
INDIA (CONTINUED)
Videocon International Ltd. (GDS) (144A)
  (Entertainment, Leisure & Media)+..............      1,185,500   $   1,600,425
Wockhardt Ltd. (GDR) (Pharmaceuticals)...........        284,400       2,275,200
                                                                   -------------
                                                                      62,449,251
                                                                   -------------

INDONESIA (4.6%)
P.T. Fastfood Indonesia (Food, Beverages &
  Tobacco).......................................        197,000         316,173
P.T. Goodyear Indonesia (Capital Goods)..........        100,000          76,132
P.T. Indorama Synthetic (Textiles)...............        648,000         486,667
P.T. Indoryan Utama (Forest Products & Paper)+...        642,000         462,346
P.T. International Nickel Indonesia (Metals &
  Mining)........................................      3,555,700       8,047,880
P.T. Matahari Putra Prima (Retail)...............      7,218,000      10,099,258
P.T. Modern Photo Film Co. (Wholesale &
  International Trade)...........................        377,500       1,242,798
P.T. Multi Bintang Indonesia (Food, Beverages &
  Tobacco).......................................        200,000       3,662,551
P.T. Niaga Bank (Banking)........................      1,308,600       3,661,926
P.T. Pakuwon Jati (Real Estate)..................     11,158,000       4,362,181
P.T. Pan Brothers Textiles (Textiles)+...........        117,000          67,407
P.T. Putra Surya Perkasa (Building Materials)....      1,350,000       1,333,333
P.T. Semen Cibinong (Building Materials).........      2,254,000       6,145,164
P.T. Surya Toto Indonesia (Capital Goods)........        900,000       1,750,000
P.T. Tempo Scan Pacific (Pharmaceuticals)........        664,000       1,338,930
P.T. Unilever Indonesia (Food, Beverages &
  Tobacco).......................................         47,605         955,038
                                                                   -------------
                                                                      44,007,784
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
ISRAEL (2.5%)
First International Bank of Israel Ltd.
  (Banking)+.....................................         10,500   $   8,506,937
Israel Chemicals Ltd. (Chemicals)+...............      4,492,500       5,434,043
Koors Industries Ltd. (Spons. ADR) (Multi -
  Industry)......................................        287,900       5,002,263
Teva Pharmaceutical Industries Ltd. (ADR)
  (Pharmaceuticals)..............................         90,900       4,590,450
                                                                   -------------
                                                                      23,533,693
                                                                   -------------

MALAYSIA (9.7%)
Antah Holdings Berhad (Multi - Industry).........            200             284
Box Pak (Malaysia) Berhad (Packaging &
  Containers)....................................          1,896           4,986
Carlsberg Brewery Malaysia Berhard (Food,
  Beverages & Tobacco)...........................        565,416       4,933,342
Cold Storage Malaysia Berhard (Food, Beverages &
  Tobacco).......................................         74,000         119,698
Golden Hope Plantations Berhard (Metals &
  Mining)........................................      3,005,166       4,765,194
Hong Leong Industries Berhard (Multi -
  Industry)......................................      1,129,800       3,398,424
Kian Joo Can Factory Berhard (Capital Goods).....      1,034,000       3,872,375
Kuala Lumpur Kepong Berhad (Metals & Mining).....      2,695,500       6,980,423
Land & General Berhad (Real Estate)..............        383,000         521,860
Lion Corp. Berhad (Multi - Industry).............      1,086,000       2,206,628
London & Pacific Insurance Co. Berhad
  (Insurance)....................................         36,000         197,930
Malayan Cement Berhad (Building Materials).......      1,360,250       2,254,453
Malaysia Mining Corp. Berhad (Metals & Mining)...      2,322,600       2,776,034
Malaysian Airline System Berhad (Airlines).......      3,091,000       6,834,725
Malaysian Assurance Alliance Berhad
  (Insurance)....................................        493,500       2,654,300
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
MALAYSIA (CONTINUED)
Malaysian International Shipping Corp. Berhad
  (Transport & Services).........................      1,666,000   $   3,750,183
Malaysian Tobacco Co. Berhad (Food, Beverages &
  Tobacco).......................................        322,000         459,270
Matsushita Electric Co. Malaysia Berhad
  (Electronics)..................................        296,000       2,594,439
Nestle Malaysia Berhad (Food, Beverages &
  Tobacco).......................................      1,065,000       8,316,388
New Straits Times Press Berhad (Entertainment,
  Leisure & Media)...............................        100,000         557,772
Nylex Malaysia Berhad (Chemicals)................      1,690,000       3,339,623
Perlis Plantations Berhad (Transport &
  Services)......................................      1,845,000       5,512,983
Perusahaan Otomobil Nasional Berhad
  (Automotive)...................................        959,000       5,731,112
Putera Capital Berhad (Real Estate)..............          1,000           2,430
Resorts World Berhad (Entertainment, Leisure &
  Media).........................................        907,000       3,342,551
Shell Refining Company Malaysia Berhad (Oil-
  Production)....................................        996,500       3,017,310
Sistem Televisyen Malaysia Berhad (Entertainment,
  Leisure & Media)...............................      2,540,000       5,262,185
Tanjong Co. Berhad (Entertainment, Leisure &
  Media).........................................        393,000       1,424,830
Tenaga Nasional Berhad (Telecommunications)......      1,548,000       7,154,149
UMW Holdings Berhad (Capital Goods)..............            200           1,052
                                                                   -------------
                                                                      91,986,933
                                                                   -------------

MEXICO (8.8%)
ALFA, SA (Multi - Industry)......................        520,000       2,850,911
Cementos Mexicanos SA de CV (Building
  Materials).....................................      1,689,675       6,182,869
Cifra SA de CV (Class A) (Retail)................        323,503         488,150

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
MEXICO (CONTINUED)
Cifra SA de CV (Class B) (Retail)................      2,645,000   $   4,057,695
Desc Sociedad de Fomento Industrial SA de CV
  (Class A) (Multi - Industry)...................        268,000       1,684,995
Desc Sociedad de Fomento Industrial SA de CV
  (Class B) (Multi - Industry)...................        244,000       1,595,464
Desc Sociedad de Fomento Industrial SA de CV
  (Class C) (Multi - Industry)...................         10,666          68,804
Empaques Ponderosa SA de CV (Series B) (Forest
  Products & Paper)+.............................      4,840,000       3,036,965
Empresas ICA Sociedad Controladora SA de CV
  (Spon. ADR) (Construction & Housing)...........        239,400       3,561,075
Empresas La Moderna SA de CV (ADR) (Food,
  Beverages & Tobacco)...........................        152,000       3,154,000
Fomento Economico Mexicana SA de CV (Class B)
  (Food, Beverages & Tobacco)....................      1,556,000       7,337,274
Gruma SA de CV (Food, Beverages & Tobacco)+......        568,694       2,738,869
Grupo Carso SA de CV (Class A) (Multi -
  Industry)......................................        764,600       4,413,070
Grupo Casa Autrey SA de CV (Spon. ADR) (Food,
  Beverages & Tobacco)...........................        109,700       1,906,038
Grupo Financiero Banamex Accival SA de CV (Class
  B) (Banking)+..................................      1,587,000       3,396,490
Grupo Financiero Banamex Accival SA de CV (Class
  L) (Banking)+..................................         18,960          37,908
Grupo Financiero Bancomer SA de CV (Financial
  Services)+.....................................      3,780,000       1,321,388
Grupo Financiero Probursa SA de CV (Class B)
  (Banking)+.....................................          1,050              54
Grupo Modelo SA de CV (Series C) (Food, Beverages
  & Tobacco).....................................        594,400       3,602,630
Industrias Penoles SA de CV (Class CP) (Metals &
  Mining)........................................        691,500       3,234,663
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
MEXICO (CONTINUED)
Kimberly Clark De Mexico SA de CV (Class A)
  (Forest Products & Paper)......................        940,000   $   3,486,934
Sigma Alimentos SA de CV (Series B) (Food,
  Beverages & Tobacco)...........................        361,000       3,867,592
Telefonos de Mexico SA de CV (ADR)
  (Telecommunications)...........................        200,000         403,125
Telefonos de Mexico SA de CV (Spon. ADR) (Class
  L) (Telecommunications)........................        507,020      20,914,575
                                                                   -------------
                                                                      83,341,538
                                                                   -------------

MOROCCO (0.0%)(1)
Banque Commerciale Du Maroc (Banking)............             85           4,660
                                                                   -------------

PAKISTAN (0.6%)
Hub Power Co. (GDR) (Utilities)+.................        235,500       5,475,375
                                                                   -------------

PERU (1.7%)
Cementos Norte Pacasmayo SA (Class T) (Building
  Materials).....................................      1,234,520       1,890,010
Compania de Minas Buenaventura SA (Spon. ADR)
  (Metals & Mining)..............................        137,600       2,992,800
Creditcorp Ltd. (Financial Services).............        144,499       3,034,483
Minsur SA (Class T) (Metals & Mining)............              2               8
Telefonica del Peru SA (Telecommunication
  Services)......................................      1,070,500       2,578,858
Telefonica del Peru SA (ADR) (Telecommunication
  Services)......................................        220,800       5,299,200
                                                                   -------------
                                                                      15,795,359
                                                                   -------------

PHILIPPINES (3.0%)
Ayala Land, Inc. (B Shares) (Real Estate)........      3,805,625       2,742,010
Filinvest Land Inc. (Building Materials)+........     14,338,500       3,371,203

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
PHILIPPINES (CONTINUED)
Manila Electric Company
  (Class B) (Electric)...........................      1,103,100   $   6,860,381
Petron Corp. (Oil-Services)......................     11,353,344       4,176,236
Philippine Long Distance Telephone Co. (ADR)
  (Telecommunications)...........................          5,600         312,200
Philippine National Bank (Banking)+..............        444,523       2,916,284
San Miguel Corp. (Class B) (Food, Beverages &
  Tobacco).......................................      1,089,000       3,138,564
Universal Robina Corp. (Food, Beverages &
  Tobacco).......................................      6,894,000       2,535,902
Uniwide Holdings Inc. (Wholesale & International
  Trade)+........................................     12,050,000       2,558,966
                                                                   -------------
                                                                      28,611,746
                                                                   -------------

POLAND (0.6%)
Bank Rozwoju Eksportu SA (Banking)...............         63,817       1,533,488
Elektrim Spolka Akcyjna S.A. (Electrical
  Equipment).....................................         91,844         821,789
Wielkopolski Bank Kredytowy SA (Banking).........        575,500       3,275,204
                                                                   -------------
                                                                       5,630,481
                                                                   -------------

PORTUGAL (1.9%)
Banco Commercial Portugues SA (Banking)..........        136,485       2,078,559
Cimpor Cimentos de Portugal SA (Building
  Materials).....................................        164,200       3,534,535
Corporacao Industrial Do Norte SA (Building
  Materials).....................................         92,400       5,158,593
Mague-Gestao E Participacoes SA (Building
  Materials).....................................             76           2,017
Portugal Telecom SA (ADR) (Telecommunications)...        138,000       5,106,000
Uniao Cervejaria SA (Food, Beverages &
  Tobacco).......................................        132,000       2,256,410
                                                                   -------------
                                                                      18,136,114
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
RUSSIA (1.4%)
Rostelekom (RDC) (Registered)
  (Telecommunications)+..........................            295   $  11,357,500
Tatneft (Spon. ADR) (144A) (Oil-Production)+.....         31,300       2,347,500
                                                                   -------------
                                                                      13,705,000
                                                                   -------------

SLOVAKIA (0.4%)
Slovakofarma AS (Miscellaneous)+.................         30,700       3,842,127
                                                                   -------------

SOUTH AFRICA (5.3%)
Amalgamated Banks of South Africa Ltd.
  (Banking)......................................      1,231,735       8,116,448
De Beers Consolidated Mines Ltd. (Centenary
  Linked Units) (Metals & Mining)................        229,000       8,240,178
Distillers Corporation (South Africa) Ltd. (Food,
  Beverages & Tobacco)...........................        850,000       2,848,304
Engen Ltd. (Oil-Production)......................        529,828       2,901,449
Highveld Steel & Vanadium Corp. Ltd. (Metals &
  Mining)........................................         93,000         409,940
Iscor Ltd. (Metals & Mining).....................        389,312         269,668
Kersaf Investments Ltd. (Entertainment, Leisure &
  Media).........................................        131,000       1,119,531
Murray & Roberts Holdings Ltd. (Construction &
  Housing).......................................      1,234,800       3,846,161
Omni Media Corp. Ltd. (Entertainment, Leisure &
  Media).........................................        209,465       3,179,775
Sappi Ltd. (Forest Products & Paper).............        500,400       4,355,213
Sasol Ltd. (Oil-Production)......................        698,200       8,950,263
Sun International Bophuthatswana Ltd.
  (Entertainment, Leisure & Media)...............      2,199,600       1,385,106
Trans-Natal Coal Corp. Ltd. (Metals & Mining)....        713,400       4,612,667
                                                                   -------------
                                                                      50,234,703
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SOUTH KOREA (4.2%)
Dong Ah Construction Industrial Co. Ltd. (EDR)
  (Building Materials)+..........................        172,166   $   1,566,711
Hansol Paper Co. Ltd. (GDS) (Forest Products &
  Paper)+........................................        190,166       1,901,660
Hanwha Chemical Corp. (Chemicals)+...............        413,870       3,688,638
Hyundai Motor Co. Ltd. (GDS) (Automotive)+.......        531,322       4,582,652
Kia Motors Corp. (GDS) (144A) (Automotive)+......          1,074          18,795
Korea Electric Power Corp. (Electric)............         65,900       1,965,178
Korea Electric Power Corp. (ADR) (Electric)......        382,900       6,509,300
Korea Long Term Credit Bank (Banking)............         90,898       1,182,081
Korea Zinc Co. Ltd. (Metals & Mining)............        104,400       2,153,541
Pohang Iron & Steel Co. Ltd. (Metals & Mining)...            100           7,571
Pohang Iron & Steel Co. Ltd. (ADR) (Metals &
  Mining)........................................        125,000       3,015,625
Samsung Co. Ltd. (GDR represents 1/2 non-voting
  common share)(144A) (Electronics)+.............          7,699          21,172
Samsung Co. Ltd. (GDR represents 1/2 non-voting
  common share)(144A) (Electronics)+.............            792           2,178
Samsung Electronics Co. Ltd. (GDR represents 1/2
  non-voting preferred share) (144A)
  (Electronics)..................................        434,810      10,161,510
Samsung Electronics Co. Ltd. (GDR represents 1/2
  voting common share)(144A) (Electronics)+......          7,992         375,624
Shinhan Bank (Banking)...........................        185,000       2,740,985
                                                                   -------------
                                                                      39,893,221
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

TAIWAN (3.8%)
Asia Cement Corp. (GDS) (Building Materials).....        192,358   $   3,486,489
China Steel Corp. (Spon. GDR) (Metals &
  Mining)........................................        238,642       5,363,479
Evergreen Marine Corp. (GDR) (Transport &
  Services)+.....................................        175,000       3,189,375
Hocheng Group Corp. (GDR) (144A) (Building
  Materials)+....................................        408,148       3,673,332
Macronix International Co. Ltd. (ADR)
  (Semiconductors)+..............................        580,000      11,201,250
Microelectronics Technology Inc. (GDS)
  (Telecommunications)+..........................         55,946         447,568
President Enterprises Corp. (GDR) (Food,
  Beverages & Tobacco)+..........................        324,402       5,839,236
Yang Ming Marine Transport (GDR) (Transport &
  Services)+.....................................        235,600       3,180,600
                                                                   -------------
                                                                      36,381,329
                                                                   -------------

THAILAND (3.6%)
Advanced Info Service Public Co. Ltd.
  (Telecommunications)...........................        202,500       1,375,835
American Standard Sanitaryware (Thailand) Ltd.
  (Building Materials)...........................         94,800       1,306,333
Bangkok Bank Public Co. Ltd. (Banking)...........        855,700       7,926,470
Charoen Pokphand Feedmill Public Co. Ltd.
  (Agriculture)..................................        509,700       1,482,761
Dhana Siam Finance and Securities Public Co. Ltd.
  (Financial Services)...........................             68              80
International Cosmetics Public Co. Ltd.
  (Retail).......................................        262,040       1,073,234
Krung Thai Bank Public Co. Ltd. (Banking)........      1,713,200       2,147,644
Land & House Public Co. Ltd. (Real Estate).......        302,000         924,783
Lanna Lignite Public Co. Ltd. (Metals &
  Mining)........................................        408,200       3,531,217
Phatra Thanakit Public Co. Ltd. (Financial
  Services)......................................        666,600       1,288,545

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
THAILAND (CONTINUED)
Sahavirya Steel Industries Public Co. Ltd.
  (Metals & Mining)+.............................      3,270,600   $   1,014,041
Siam Cement Public Co. Ltd. (Building
  Materials).....................................        249,200       6,677,117
TelecomAsia Corporation Public Co. Ltd.
  (Telecommunications)+..........................      1,301,300       1,979,965
Thai Farmers Bank Public Co. Ltd. (Banking)......        493,400       2,984,002
                                                                   -------------
                                                                      33,712,027
                                                                   -------------

TURKEY (1.1%)
Eregli Demir Ve Celik Fabrikalari AS (Metals &
  Mining)........................................     15,564,000       1,521,267
Koc Holding AS (Multi - Industry)................     16,649,000       3,377,452
Migros Turk AS (Food, Beverages & Tobacco).......      1,949,200       1,977,095
Sarkuysan Elektrolitik Bakir AS
  (Telecommunications-Equipment).................      2,578,000         247,226
Turkiye Garanti Bankasi AS (Banking).............     58,653,500       3,245,066
                                                                   -------------
                                                                      10,368,106
                                                                   -------------

VENEZUELA (0.8%)
Ceramicas Carabobo CA (Spon. ADR) (Class A)
  (Building Materials)...........................      1,877,333       1,454,933
Ceramicas Carabobo CA (Spon. ADR) (Class B)
  (Building Materials)...........................        469,330         344,958
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services)+............        171,600       5,148,000
Corimon CA (Chemicals)+..........................          1,575              24
Venezolana de Prerreducidos Caroni CA (GDS)
  (Metals & Mining)+.............................        263,000       1,065,150
                                                                   -------------
                                                                       8,013,065
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

ZIMBABWE (0.0%)(1)
Trans Zambezi Industries Ltd. (Multi -
  Industry)......................................         10,000   $       9,000
                                                                   -------------
  TOTAL COMMON STOCK (COST
   $786,210,828).................................                    825,493,777
                                                                   -------------

CONVERTIBLE PREFERRED STOCKS (0.3%)
PHILIPPINES (0.3%)
Philippine Long Distance Telephone Co. (GDS
  represents 1 Series 2 Cnv Pfd)
  (Telecommunications)...........................         90,000       2,880,000
                                                                   -------------
  (COST $3,204,782)..............................

PREFERRED STOCK (7.3%)
ARGENTINA (0.2%)
Quilmes Industrial SA (Spon. ADR non-voting)
  (Food, Beverages & Tobacco)....................        170,325       1,894,866
                                                                   -------------

BRAZIL (7.1%)
Banco Bradesco SA (Banking)......................    763,260,000       6,315,407
Banco Itau SA (Banking)..........................      8,320,000       4,498,185
Companhia Acos Especiais Itabira (ADR) (Metals &
  Mining)........................................        420,000       1,575,000
Companhia Brasileira de Distribuicao Grupo Pao de
  Acucar (Food, Beverages & Tobacco).............     80,600,000       1,592,235
Companhia Energetica de Minas Gerais SA (ADR)
  (Utilities)....................................        262,566      11,948,959
Companhia Energetica de Sao Paulo SA
  (Utilities)+...................................     77,000,000       4,090,584
Companhia Hering (Textiles)......................     71,300,000         506,824
Compania Paranaense de Energia-Copel
  (Utilities)....................................    322,000,000       5,010,719
Copene Petroquimica do Nordeste SA (Spon. ADR)
  (Class A) (Chemicals)..........................        166,200       2,890,983
Copene-Petroquimica do Noreste SA
  (Oil-Production)...............................      9,790,000       3,433,505
Iochpe Maxion SA (Automotive)+...................     22,260,000       1,862,779

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
BRAZIL (CONTINUED)
Perdigao Commercio Industrio SA (Food, Beverages
  & Tobacco).....................................    900,000,000   $   1,861,707
Petroleo Brasileiro SA (Oil-Production)..........     71,633,333      15,053,548
Telecomunicacoes Brasileiras SA (ADR)
  (Telecommunications)...........................         54,663       6,272,579
Varig SA (Transportation)+.......................        130,000         232,243
                                                                   -------------
                                                                      67,145,257
                                                                   -------------

GREECE (0.0%)(1)
Delta Dairy SA (Food, Beverages & Tobacco).......          1,417          14,089
Michaniki SA (Building Materials)................         11,520          85,855
                                                                   -------------
                                                                          99,944
                                                                   -------------
  TOTAL PREFERRED STOCK (COST
   $53,423,332)..................................                     69,140,067
                                                                   -------------

RIGHTS (0.0%)(1)
FRANCE (0.0%)(1)
Banque Commerciale Du Maroc (Banking)+...........             85             583
                                                                   -------------
GREECE (0.0%)(1)
Michaniki (Common Share) (Expire 06/13/97)
  (Building Materials)+..........................        126,720         114,710
Michaniki (Preferred Share) (Expire 06/13/97)
  (Building Materials)+..........................         11,520          10,428
                                                                   -------------
                                                                         125,138
                                                                   -------------
  TOTAL RIGHTS (COST $1,560).....................                        125,721
                                                                   -------------

WARRANTS (0.0%)(1)
MALAYSIA (0.0%)(1)
UMW Holdings Berhad (Expire 01/26/00) (Capital
  Goods)+........................................            200             550
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

THAILAND (0.0%)(1)
Thai Farmers Bank Public Co Ltd. (Expire
  09/15/02) (Banking)+...........................         41,263   $      30,009
                                                                   -------------
  TOTAL WARRANTS (COST $40,712)..................                         30,559
                                                                   -------------
                                                     PRINCIPAL
                                                      AMOUNT
                                                   -------------
CONVERTIBLE BONDS (2.2%)
INDONESIA (0.1%)
P.T. Inti Indorayon Utama, 7.00% due 05/02/06
  (Forest Products & Paper)......................  $     900,000         706,500
                                                                   -------------

MALAYSIA (0.7%)
Telekom Malaysia Berhad, 4.00% due 10/03/04
  (Telecommunications)...........................      7,545,000       6,743,344
                                                                   -------------

MEXICO (0.1%)
Telmex Prides, 11.25%
  due 05/15/98 (Telecommunications)..............         25,000       1,031,250
                                                                   -------------

PORTUGAL (0.3%)
BCP Bank & Trust Co., 8.75% due 05/21/02
  (Banking)......................................      1,700,000       2,249,963
                                                                   -------------

SOUTH KOREA (0.0%)(1)
Daewoo Heavy Industries Ltd., 3.00% due 12/31/01
  (Capital Goods)................................        200,000         136,000
                                                                   -------------

TAIWAN (1.0%)
Far Eastern Department Stores Ltd., 3.00% due
  07/06/01 (Retail)..............................      5,164,000       5,912,780
Pacific Electric Wire & Cable Co. Ltd., 3.75% due
  10/31/01 (Electrical Equipment)................        300,000         432,750

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

                                                     PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT           VALUE
-------------------------------------------------  -------------   -------------
TAIWAN (CONTINUED)
Yageo Corporation, 1.25% due 07/24/03
  (Electronics)..................................  $   1,263,000   $   2,093,421
Yieh Loong Co. Ltd., 2.00% due 12/31/00 (Metals &
  Mining)........................................      2,500,000       1,336,160
                                                                   -------------
                                                                       9,775,111
                                                                   -------------
  TOTAL CONVERTIBLE BONDS (COST
   $22,433,826)..................................                     20,642,168
                                                                   -------------
                                                       UNITS
                                                   -------------
UNIT TRUSTS (3.5%)
GHANA (0.1%)
Blakeney Investors+*.............................        100,000       1,331,000
                                                                   -------------

RUSSIA (3.2%)
New Century Holdings Ltd. (Partnership III; Group
  B)+*...........................................          1,800       1,060,200
New Century Holdings Ltd. (Partnership IV; Group
  I)+*...........................................          2,000       8,264,000
New Century Holdings Ltd. (Partnership V; Group
  I)+*...........................................          3,800      11,768,600
New Century Holdings Ltd. (Partnership X)+*......          6,317       9,147,016
                                                                   -------------
                                                                      30,239,816
                                                                   -------------
              SECURITY DESCRIPTION                     UNITS           VALUE
-------------------------------------------------  -------------   -------------

TAIWAN (0.2%)
R.O.C. Taiwan Fund...............................        140,000   $   1,802,500
                                                                   -------------
  TOTAL UNIT TRUSTS (COST $16,422,000)...........                     33,373,316
                                                                   -------------
TOTAL INVESTMENTS (COST $881,737,040) (100.3%)..................
                                                                     951,685,608
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)...................
                                                                      (2,660,799)
                                                                   -------------
NET ASSETS (100.0%).............................................   $ 949,024,809
                                                                   -------------
                                                                   -------------

------------------------------
Note: Based on the cost of investments of $881,742,745 for Federal Income Tax purposes at April 30, 1997 the aggregate gross unrealized appreciation and depreciation was $184,633,923 and $114,691,060 respectively, resulting in net unrealized appreciation of $69,942,863.

+ - Non-income producing securities.

* - Restricted securities. See Note 4.

1 - Less than 0.1%

ADR - American Depositary Receipt.

ADS - American Depositary Shares.

Spon. ADR - Sponsored ADR.

EDR - European Depositary Receipt.

GDR - Global Depositary Receipt.

GDS - Global Depositary Shares.

RDC - Russian Depositary Certificate.

144A - Securities restricted for resale to Qualified Institutional Buyers.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                                    PERCENT OF
                                                                    PORTFOLIO
                                                                   ------------
Food, Beverages & Tobacco........................................      12.60%
Banking..........................................................       9.98%
Telecommunications...............................................       8.82%
Metals & Mining..................................................       7.73%
Building Materials...............................................       6.91%
Oil-Production...................................................       5.73%
Chemicals........................................................       4.69%
Telecommunications-Services......................................       4.69%
Utilities........................................................       4.14%
Unit Trusts......................................................       3.52%
Retail...........................................................       3.46%
Multi-Industry...................................................       3.36%
Entertainment, Leisure & Media...................................       2.25%
Transport & Services.............................................       2.16%
Electric.........................................................       1.98%
Forest Products & Paper..........................................       1.87%
Automotive.......................................................       1.82%
Electronics......................................................       1.60%
Pharmaceuticals..................................................       1.23%
Semiconductors...................................................       1.18%
Construction & Housing...........................................       1.15%
Oil-Services.....................................................       1.13%
Water............................................................       1.00%
Real Estate......................................................       0.91%
Natural Gas......................................................       0.88%
Restaurants & Hotels.............................................       0.86%
Airlines.........................................................       0.72%
Diversified Manufacturing........................................       0.67%
Capital Goods....................................................       0.62%
Financial Services...............................................       0.59%
Miscellaneous....................................................       0.40%
Wholesale & International Trade..................................       0.40%
Insurance........................................................       0.30%
Electrical Equipment.............................................       0.24%
Textiles & Apparels..............................................       0.19%
Agriculture......................................................       0.16%
Telecommunications-Equipment.....................................       0.03%
Transportation...................................................       0.02%
Packaging & Containers...........................................       0.01%
                                                                   ------------
                                                                      100.00%
                                                                   ------------
                                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $881,737,040)           $951,685,608
Foreign Currency at Value (Cost $821,451)               735,978
Cash                                                    546,492
Receivable for Investments Sold                      10,388,519
Dividends Receivable                                  3,018,049
Interest Receivable                                     325,921
Prepaid Trustees' Fees                                    2,934
Deferred Organization Expenses                            2,540
Prepaid Expenses and Other Assets                         3,068
                                                   ------------
    Total Assets                                    966,709,109
                                                   ------------

LIABILITIES
Payable for Investments Purchased                    16,484,529
Unrealized Depreciation of Spot Foreign Currency
  Contracts                                               1,054
Advisory Fee Payable                                    782,430
Custody Fee Payable                                     295,849
Administrative Services Fee Payable                      24,325
Administration Fee Payable                                4,542
Fund Services Fee Payable                                   588
Accrued Expenses                                         90,983
                                                   ------------
    Total Liabilities                                17,684,300
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $949,024,809
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $782,040)                                                   $ 7,861,496
Interest Income                                                    1,500,633
                                                                 -----------
    Investment Income                                              9,362,129

EXPENSES
Advisory Fee                                       $ 4,436,244
Custodian Fees and Expenses                            681,152
Administrative Services Fee                            139,560
Professional Fees and Expenses                          38,582
Fund Services Fee                                       15,422
Administration Fee                                      11,191
Trustees' Fees and Expenses                              7,166
Printing Expenses                                        4,125
Insurance Expense                                        2,226
Amortization of Organization Expense                       816
Registration Fees                                          302
Miscellaneous                                              675
                                                   -----------
    Total Expenses                                                 5,337,461
                                                                 -----------
NET INVESTMENT INCOME                                              4,024,668

NET REALIZED GAIN (LOSS) ON
  Investment Transactions                           18,748,010
  Foreign Currency Transactions                        (57,340)
                                                   -----------
    Net Realized Gain                                             18,690,670

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investment                                        75,799,345
  Foreign Currency Contracts and Translations         (320,131)
                                                   -----------
    Net Change in Unrealized Appreciation                         75,479,214
                                                                 -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $98,194,552
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED
                                                     APRIL 30,      FOR THE FISCAL
                                                       1997           YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1996
                                                   -------------   ----------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $   4,024,668   $      8,894,888
Net Realized Gain (Loss) on Investment and
  Foreign Currency Transactions                       18,690,670         (7,216,715)
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Contracts and
  Translations                                        75,479,214         42,113,769
                                                   -------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                      98,194,552         43,791,942
                                                   -------------   ----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        225,507,041        449,754,895
Withdrawals                                         (234,035,552)      (253,675,258)
                                                   -------------   ----------------
    Net Increase (Decrease) from Investors'
      Transactions                                    (8,528,511)       196,079,637
                                                   -------------   ----------------
    Total Increase in Net Assets                      89,666,041        239,871,579

NET ASSETS
Beginning of Period                                  859,358,768        619,487,189
                                                   -------------   ----------------
End of Period                                      $ 949,024,809   $    859,358,768
                                                   -------------   ----------------
                                                   -------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                        FOR THE PERIOD
                                                                      FOR THE FISCAL     NOVEMBER 15,
                                                       FOR THE          YEAR ENDED           1993
                                                   SIX MONTHS ENDED    OCTOBER 31,     (COMMENCEMENT OF
                                                    APRIL 30, 1997    --------------    OPERATIONS) TO
                                                     (UNAUDITED)       1996     1995   OCTOBER 31, 1994
                                                   ----------------   -------   ----   ----------------

RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    1.20%(a)    1.23% 1.31%             1.36%(a)
  Net Investment Income                                       0.91%(a)    1.14% 1.07%             0.66%(a)
Portfolio Turnover                                              26%        31%    41%               27%
Average Broker Commissions                         $        0.0008    $0.0006     --                --

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 16, 1993. The Portfolio commenced operations on November 15, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $223,722,513 on that date from the JPM Emerging Markets Equity Fund, Ltd. in exchange for a beneficial interest in the Portfolio. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of companies in emerging markets. The Declaration of the Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in emerging markets may involve certain considerations and risks not typically associated with investments in the Unites States. Future economic and political developments in emerging market countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a)The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; operating data; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

    b)The books and records of the Portfolio are maintained in U.S. dollars. The market values of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------
      exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    c)Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    d)The Portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of forward and spot foreign currency contract translations. At April 30, 1997, the Portfolio had no open forward foreign currency contracts.

    e)The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

    f)The Portfolio incurred organization expenses in the amount of $7,629. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay organization expenses of the Portfolio. The Portfolio has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

    g)The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------
      Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

2. TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the investment advisory agreement, the Portfolio pays Morgan at an annual rate of 1.00% of the Portfolio's average daily net assets. For the six months ended April 30, 1997, such fees amounted to $4,436,244.

    b)The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds, the Portfolio and the other portfolios in which The JPM Pierpont Funds, The JPM Institutional Funds and The JPM Advisor Funds invest (the "Master Portfolios"), JPM Series Trust and JPM Series Trust
      II. For the six months ended April 30, 1997, the fee for these services amounted to $11,191.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were liquidated. Subsequent to that date, the net assets of The JPM Advisor Funds are no longer included in the calculation of the allocation of FDI's fees.

    c)The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Service Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of the aggregate average daily net assets and 0.04% of the aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, The JPM Pierpont Funds, The JPM Institutional Funds and JPM Series Trust. For the six months ended April 30, 1997, the fee for these services amounted to $139,560.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $15,422 for the six months ended April 30, 1997.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,115.

3. INVESTMENT TRANSACTIONS:

Investment transactions (excluding short-term investments) for the six months ended April 30, 1997 were as follows:

COST OF                    PROCEEDS
   PURCHASES              FROM SALES
----------------------   ------------
$289,196,628...........  $220,371,247

4. RESTRICTED SECURITIES:

                                                   SHARES    DATE ACQUIRED   U.S. $ COST
                                                   -------   -------------   -----------
Blakeney Investors...............................  100,000        11/1/96    $ 1,000,000
New Century Holdings Ltd. Partnership III........    1,800        4/11/94    $ 1,800,000
New Century Holdings Ltd. Partnership IV.........    2,000        6/16/94    $ 2,000,000
New Century Holdings Ltd. Partnership V..........    3,800        11/9/94    $ 3,800,000
New Century Holdings Ltd. Partnership X..........    6,317        1/21/97    $ 6,317,000

The securities shown above are restricted as to sale and have been valued at fair value in accordance with the procedures described in Note 1a. The value of these securities at April 30, 1997 is $31,570,816 representing 3.3% of net assets.

JPM PIERPONT PRIME MONEY MARKET FUND

JPM PIERPONT TAX EXEMPT MONEY MARKET FUND

JPM PIERPONT FEDERAL MONEY MARKET FUND

JPM PIERPONT SHORT TERM BOND FUND

JPM PIERPONT BOND FUND

JPM PIERPONT TAX EXEMPT BOND FUND

JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND

JPM PIERPONT SHARES: CALIFORNIA BOND FUND

JPM PIERPONT EMERGING MARKETS DEBT FUND

JPM PIERPONT DIVERSIFIED FUND

JPM PIERPONT U.S. EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND

JPM PIERPONT U.S. SMALL COMPANY FUND

JPM PIERPONT INTERNATIONAL EQUITY FUND

JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND

JPM PIERPONT EMERGING MARKETS EQUITY FUND

JPM PIERPONT EUROPEAN EQUITY FUND

JPM PIERPONT JAPAN EQUITY FUND

JPM PIERPONT ASIA GROWTH FUND


FOR MORE INFORMATION ON HOW THE JPM PIERPONT
FAMILY OF FUNDS CAN HELP YOU PLAN FOR YOUR FUTURE, CALL
J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.


THE
JPM PIERPONT
EMERGING MARKETS
EQUITY FUND


SEMI-ANNUAL REPORT
APRIL 30, 1997